UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 23, 2009
(Date of earliest event reported)

VISTA INTERNATIONAL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27783	84-1572525
(State or Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4704 Harlan St., Suite 685, Denver, Colorado 80212
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 690-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of AJ. Robbins, P.C.

In a Current Report on Form 8-K for an event dated October 23, 2009, filed by Vista International Technologies, Inc. with the Securities and Exchange Commission on October 29, 2009, Vista disclosed, among other things, that it had dismissed AJ. Robbins, P.C. as its independent accountants on October 23, 2009.

The Report indicated that Vista provided a draft of said Report to AJ. Robbins, and requested that AJ. Robbins furnish to the company a letter addressed to the Securities and Exchange Commission stating whether it agrees with Vista’s statements in the Report regarding AJ. Robbins’ report on Vista’s financial statements for the fiscal year ended December 31, 2008 and the lack of disagreements between Vista and AJ. Robbins during the audit for the 2008 fiscal year and through October 23, 2009 and, if not, stating the respects in which it does not agree.  AJ. Robbins’ letter to the Securities and Exchange Commission, dated November 2, 2009, is filed as Exhibit 16.1 to this Amendment No. 1 on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

16.1           Letter from AJ. Robbins, P.C. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VISTA INTERNATIONAL TECHNOLOGIES, INC.

Dated: November 4, 2009	By:	/s/ Thomas P. Pfisterer
Thomas P. Pfisterer, Chief Executive Officer